UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06475
______________________________________________

Strategic Global Income Fund, Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: November 30

Date of reporting period: February 28, 2009

Item 1. Schedule of Investments

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2009 (unaudited)

	Face
Security description	amount		Value

Bonds — 84.10%
Corporate bonds — 27.20%
France — 1.61%
Compagnie de Financement Foncier,
4.000%, due 07/21/11	EUR	2,110,000	$2,716,029

Germany — 2.39%
DEPFA Deutsche Pfandbriefbank AG,
5.500%, due 01/15/10		1,000,000	1,280,756
Hypothekenbank in Essen AG,
3.750%, due 09/28/12		2,140,000	2,764,236

Total Germany corporate bonds			4,044,992

Ireland — 0.35%
GE Capital European Funding,
4.625%, due 08/23/10		460,000	586,087

Italy — 0.33%
Intesa Sanpaolo SpA,
6.375%, due 04/06/10		440,000	568,375

Malaysia — 6.80%
Johor Corp.,
1.000%, due 07/31/09(1)	MYR	6,600,000	2,100,607
1.000%, due 07/31/12(1)		38,240,000	9,385,947

Total Malaysia corporate bonds			11,486,554

Netherlands — 1.20%
E.ON International Finance BV,
5.125%, due 10/02/12	EUR	450,000	603,527
Rabobank Nederland NV,
4.125%, due 04/04/12		1,110,000	1,434,726

Total Netherlands corporate bonds			2,038,253

Russia — 2.16%
Dali Capital PLC for Bank of Moscow,
7.250%, due 11/25/09	RUB	115,000,000	2,513,577
VTB Capital SA,
6.250%, due 06/30/35(2)		$2,000,000	1,131,600

Total Russia corporate bonds			3,645,177

South Korea — 1.02%
Korea Development Bank,
8.000%, due 01/23/14		1,700,000	1,717,750

United Arab Emirates — 1.07%
Abu Dhabi National Energy Co.,
6.500%, due 10/27/36		1,500,000	1,057,500
7.250%, due 08/01/18(3)		850,000	748,000

Total United Arab Emirates corporate bonds			1,805,500

United Kingdom — 1.88%
AstraZeneca PLC,
5.400%, due 09/15/12		1,500,000	1,598,173
Diageo Capital PLC,
7.375%, due 01/15/14		300,000	333,675
SABMiller PLC,
6.500%, due 07/01/16(3)		700,000	623,558
Vodafone Group PLC,
3.625%, due 11/29/12	EUR	500,000	628,931

Total United Kingdom corporate bonds			3,184,337

United States — 8.39%
Altria Group, Inc.,
9.700%, due 11/10/18	$390,000	$408,329
AT&T, Inc.,
6.500%, due 09/01/37	250,000	230,767
Bank One Corp.,
7.875%, due 08/01/10	2,000,000	2,063,692
Bear Stearns Cos, Inc.,
1.366%, due 05/18/10(4)	1,000,000	966,181
Citigroup, Inc.,
5.125%, due 02/14/11	2,000,000	1,853,780
Dynegy Holdings, Inc.,
7.625%, due 10/15/26	750,000	300,000
First Data Corp.,
9.875%, due 09/24/15	750,000	412,500
Fortune Brands, Inc.,
5.375%, due 01/15/16	1,475,000	1,281,779
Frontier Communications Corp.,
9.000%, due 08/15/31	560,000	408,800
General Electric Capital Corp.,
5.875%, due 01/14/38	2,000,000	1,421,812
GMAC LLC,
6.875%, due 09/15/11(3)	107,000	69,657
HSBC Finance Corp.,
6.750%, due 05/15/11	2,000,000	2,013,912
NGPL Pipeco LLC,
6.514%, due 12/15/12(3)	500,000	483,383
Sempra Energy,
8.900%, due 11/15/13	300,000	325,721
Sprint Capital Corp.,
7.625%, due 01/30/11	1,000,000	867,500
Valero Energy Corp.,
6.625%, due 06/15/37	125,000	95,440
Verizon Communications, Inc.,
8.950%, due 03/01/39	500,000	589,782
Virginia Electric and Power Co.,
8.875%, due 11/15/38	300,000	372,786
Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17†(1),(3),(5),(6)	1,000,000	100

Total United States corporate bonds		14,165,921

Total corporate bonds
(cost $51,283,246)		45,958,975

Asset-backed securities — 5.06%
United States — 5.06%
ACE Securities Corp.,
Series 2006-NC1, Class A2B,
0.624%, due 12/25/35(4)	308,785	296,411
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.674%, due 08/25/35(4)	170,196	146,226
Argent Securities, Inc.,
Series 2006-M3, Class A2A,
0.524%, due 10/25/36(4)	23,926	23,091
Bank of America Credit Card Trust,
Series 2007-B1, Class B1,
0.535%, due 06/15/12(4)	600,000	541,999

Bear Stearns Asset Backed Securities Trust,
Series 2006-SD2, Class A2,
0.674%, due 06/25/36(4)	$1,461,401	$1,143,783
Citibank Credit Card Issuance Trust,
Series 2002-A8, Class A8,
0.638%, due 11/07/11(4)	700,000	687,461
Countrywide Asset-Backed Certificates,
Series 2006-17, Class 2A1,
0.524%, due 03/25/47(4)	149,602	144,918
Series 2006-20, Class 2A1,
0.524%, due 04/25/47(4)	189,604	180,543
Series 2005-7, Class 3AV3,
0.884%, due 11/25/35(4)	222,536	213,384
First Franklin Mortgage Loan Asset-Backed Certificates,
Series 2006-FFB, Class A2,
0.604%, due 12/25/26(4)	419,417	94,350
GSAMP Trust,
Series 2006-HE7, Class A2A,
0.514%, due 10/25/46(4)	294,387	272,055
Harley-Davidson Motorcycle Trust,
Series 2007-1, Class C,
5.540%, due 04/15/15	450,000	227,094
Home Equity Mortgage Trust,
Series 2006-3, Class A1,
5.472%, due 09/25/36(4)	1,883,664	188,366
Series 2006-5, Class A1,
5.500%, due 01/25/37(7)	354,296	76,043
Series 2006-4, Class A1,
5.671%, due 11/25/36(7)	1,654,036	292,836
MBNA Credit Card Master Note Trust,
Series 2004-A10, Class A,
0.541%, due 03/15/12(4)	1,000,000	980,735
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-AHL1, Class A2A,
0.524%, due 05/25/37(4)	192,634	186,159
Series 2006-FF1, Class A2A,
0.544%, due 08/25/36(4)	288,026	270,480
Series 2006-SL1, Class A,
0.654%, due 09/25/36(4)	91,971	23,668
Nomura Asset Acceptance Corp.,
Series 2006-S4, Class A1,
0.644%, due 08/25/36(4)	823,219	130,815
Park Place Securities, Inc.,
Series 2005-WCW2, Class A2C,
0.734%, due 07/25/35(4)	440,403	422,601
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A1,
0.534%, due 11/25/46(4)	51,033	48,045
Series 2006-E, Class A1,
0.564%, due 01/25/37(4)	67,977	60,769

Renaissance Home Equity Loan Trust,
Series 2006-4, Class AV1,
0.544%, due 01/25/37(4)	$485,619	$447,225
Residential Asset Mortgage Products, Inc.,
Series 2006-RZ3, Class A1,
0.544%, due 08/25/36(4)	210,806	202,527
Series 2006-RS5, Class A1,
0.544%, due 09/25/36(4)	10,954	10,785
Residential Asset Securities Corp.,
Series 2005-KS11, Class AI3,
0.674%, due 12/25/35(4)	120,645	107,580
SACO I Trust,
Series 2006-5, Class 2A1,
0.624%, due 05/25/36(4)	835,290	119,736
Soundview Home Equity Loan Trust,
Series 2006-EQ2, Class A1,
0.554%, due 01/25/37(4)	75,581	72,500
Series 2006-WF1, Class A1A,
0.574%, due 10/25/36(4)	10,227	10,121
Series 2006-OPT3, Class 2A2,
0.584%, due 06/25/36(4)	62,036	57,338
Series 2005-OPT1, Class 2A4,
0.774%, due 06/25/35(4)	727,723	618,533
Structured Asset Investment Loan Trust,
Series 2005-7, Class A4,
0.664%, due 08/25/35(4)	264,099	253,488

Total asset-backed securities
(cost $11,462,097)		8,551,665

Collateralized debt obligations — 4.77%
Cayman Islands — 4.77%
Apidos CDO,
Series 2007-CA, Class A2B,
1.558%, due 05/14/20(1),(3),(4)	2,000,000	660,000
Atrium CDO Corp.,
Series 5A, Class A2B,
1.571%, due 07/20/20(1),(3),(4)	2,000,000	720,000
BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
1.608%, due 11/15/17(1),(3),(4)	2,000,000	840,000
Carlyle High Yield Partners,
Series 2006-8A, Class B,
1.631%, due 05/21/21(1),(3),(4)	2,500,000	800,000
Halcyon Loan Investors CLO Ltd.,
Series 2007-2A, Class A1J,
1.479%, due 04/24/21(1),(3),(4)	2,000,000	790,740
ING Investment Management,
Series 2006-3A, Class A2B,
1.423%, due 12/13/20(1),(3),(4)	2,000,000	780,000
Limerock CLO,
Series 2007-1A, Class A4,
1.509%, due 04/24/23(1),(3),(4)	2,000,000	460,000
Mountain View Funding CLO,
Series 2007-3A, Class A2,
1.423%, due 04/16/21(1),(3),(4)	2,500,000	402,875

Series 2006-2A, Class B,
1.754%, due 01/12/21(1),(3),(4)	$3,000,000	$1,200,000
Rockwall CDO Ltd.,
Series 2007-1A, Class A1LB,
1.720%, due 08/01/24(1),(3),(4)	4,000,000	680,000
Trimaran CLO Ltd.,
Series 2007-1A, Class A2L,
2.366%, due 06/15/21(1),(3),(4)	2,000,000	723,200

Total collateralized debt obligations
(cost $11,888,325)		8,056,815

Commercial mortgage-backed securities — 2.04%
United States — 2.04%
Greenwich Capital Commercial
Funding Corp.,
Series 2007-GG9, Class A4,
5.444%, due 03/10/39	1,000,000	626,479
GS Alternative Mortgage Product II,
Series 2006-GG8, Class A2,
5.479%, due 11/10/39	500,000	409,695
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4,
5.799%, due 08/10/45(4)	1,250,000	722,942
LB Commercial Conduit Mortgage Trust,
Series 1998-C4, Class G,
5.600%, due 10/15/35(3)	1,000,000	364,492
Morgan Stanley Dean Witter Capital I,
Series 2000-LIF2, Class A2,
7.200%, due 10/15/33	706,330	704,221
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A2,
5.624%, due 07/15/45	750,000	623,342

Total commercial mortgage-backed securities
(cost $4,086,334)		3,451,171

Mortgage & agency debt securities — 4.93%
United States — 4.93%
American Home Mortgage Investment Trust,
Series 2006-3, Class 4A,
0.664%, due 11/25/35(4)	1,382,982	353,670
Banc of America Alternative Loan Trust,
Series 2006-9, Class B2,
6.250%, due 01/25/37	1,463,877	43,916
Series 2006-9, Class B3,
6.250%, due 01/25/37	731,939	24,079

Banc of America Funding Corp.,
Series 2005-F, Class CB3,
5.203%, due 09/20/35(4)		$4,712,237	$70,683
Series 2006-R2, Class A2,
6.046%, due 07/28/46(3),(4)		1,000,000	37,500
Series 2007-4, Class NB1,
6.102%, due 06/25/37(4)		2,955,299	110,824
Citicorp Mortgage Securities, Inc.,
Series 2006-3, Class B1,
5.945%, due 06/25/36(4)		545,525	49,097
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class AV2,
0.714%, due 08/25/35(4)		220,416	187,687
Series 2005-7, Class 1B3,
5.015%, due 10/25/35(4)		2,784,356	83,531
Series 2006-AR6, Class 1B2,
6.055%, due 08/25/36(4)		4,231,741	126,952
Countrywide Alternative Loan Trust,
Series 2006-26CB, Class M1,
6.500%, due 09/25/36		1,223,083	61,442
Series 2005-J2, Class 2A1,
7.500%, due 12/25/34		179,435	109,119
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-16, Class B2,
6.251%, due 11/25/36(4)		1,716,044	62,097
Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.758%, due 05/25/36(4)		929,142	18,583
Series 2006-7, Class B1,
6.270%, due 08/25/36(4)		986,808	19,736
Series 2006-7, Class B3,
6.270%, due 08/25/36(4)		2,261,764	16,963
Federal Home Loan Mortgage Corp.,
5.750%, due 09/15/10††	EUR	1,400,000	1,863,021
Harborview Mortgage Loan Trust,
Series 2005-3, Class 2A1A,
0.706%, due 06/19/35(4)		$240,157	106,429
IndyMac INDA Mortgage Loan Trust,
Series 2007-AR1, Class B1,
5.792%, due 03/25/37(4)		448,050	13,441
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR19, Class 1B2,
6.153%, due 08/25/36(4)		858,380	1,073
Series 2006-AR25, Class B1,
6.095%, due 09/25/36(4)		1,838,378	123,880
JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
5.800%, due 10/25/36(4)		6,492,000	1,797,669
Residential Accredit Loans, Inc.,
Series 2005-QA10, Class M3,
5.594%, due 09/25/35(4)		393,302	7,866
Series 2006-QS5, Class M1,
6.000%, due 05/25/36		1,264,041	42,342
Residential Asset Mortgage Products, Inc.,
Series 2006-RZ5, Class A1B,
0.574%, due 08/25/46(4)		272,092	253,700

Residential Funding Mortgage Securities I,
Series 2006-S6, Class M1,
6.000%, due 07/25/36		$978,347	$113,082
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.726%, due 09/25/36(4)		1,500,000	609,186
Series 2007-1, Class B2II,
6.286%, due 02/25/37(4)		1,457,172	82,957
Series 2006-8, Class B3I,
6.297%, due 09/25/36(4)		2,243,042	88,600
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR18, Class LB3,
5.363%, due 01/25/37(4)		1,174,901	59,203
Series 2007-HY1, Class LB2,
5.783%, due 02/25/37(4)		1,997,264	160,181
Series 2007-HY7, Class LB1,
5.822%, due 07/25/37(4)		2,493,595	393,220
Series 2006-AR12, Class LB1,
5.970%, due 10/25/36(4)		997,725	162,002
Series 2006-AR10, Class LB1,
5.979%, due 09/25/36(4)		998,735	167,198
Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class B1,
6.250%, due 03/25/37		1,476,124	77,516
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-18, Class B1,
6.000%, due 12/26/36		3,928,418	817,470
Series 2006-AR12, Class 2B1,
6.097%, due 09/25/36(4)		497,719	23,642

Total mortgage & agency debt securities
(cost $18,898,029)			8,339,557

US government obligations — 10.71%
US Treasury Bonds,
4.500%, due 05/15/38		2,335,000	2,650,954
US Treasury Inflation Indexed Bonds (TIPS),
1.341%, due 07/15/18		5,580,960	5,192,034
2.000%, due 01/15/16		5,512,300	5,355,541
US Treasury Notes,
1.750%, due 01/31/14		2,430,000	2,403,221
2.750%, due 02/15/19		2,560,000	2,496,000

Total US government obligations
(cost $17,338,501)			18,097,750

Non US-government obligations — 26.74%
Argentina — 4.34%
Argentina Prestamos Garantizadad,
4.000%, due 04/15/10(4)	ARS	2,000,000	280,662
4.000%, due 05/15/09(4)		1,960,124	1,518,367
Republic of Argentina,
2.280%, due 12/15/35(4)		$17,250,000	439,875
1.683%, due 08/03/12(2),(4)		19,170,000	5,003,370

7.000%, due 03/28/11(2)		$210,000	$99,750

			7,342,024

Brazil — 1.01%
Brazil Notas do Tesouro Nacional,
Series B
6.000%, due 05/15/45	BRL	2,530,000	1,701,799

Dominican Republic — 1.19%
Republic of Dominica,
9.000%, due 03/31/10(2)	DOP	120,000,000	2,013,986

El Salvador — 1.04%
Republic of El Salvador,
7.650%, due 06/15/35		$250,000	177,500
7.750%, due 01/24/23(2)		1,340,000	1,239,500
8.250%, due 04/10/32		450,000	337,500

			1,754,500

France — 2.99%
Government of France,
3.750%, due 04/25/21	EUR	2,690,000	3,335,563
4.000%, due 04/25/55		1,390,000	1,716,973

			5,052,536

Germany — 7.09%
Bundesrepublik Deutschland,
4.500%, due 01/04/13		4,750,000	6,556,308
Deutsche Bundesrepublik,
4.000%, due 01/04/37		1,740,000	2,250,047
6.250%, due 01/04/24		180,000	288,895
Kreditanstalt fuer Wiederaufbau,
4.625%, due 10/12/12		640,000	862,639
5.000%, due 07/04/11		1,500,000	2,018,195

			11,976,084

Hungary — 0.75%
Republic of Hungary,
7.000%, due 06/24/09	HUF	306,000,000	1,275,833

Italy — 3.18%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	EUR	3,430,000	3,563,891
6.500%, due 11/01/27		1,275,000	1,809,458

			5,373,349

Russia — 0.75%
Russian Federation,
7.500%, due 03/31/30(7)		$1,029,000	904,234
7.500%, due 03/31/30(3),(7)		408,133	358,646

			1,262,880

Spain — 2.58%
Government of Spain,
5.750%, due 07/30/32	EUR	2,160,000	3,084,603
6.150%, due 01/31/13		900,000	1,268,422

			4,353,025

Turkey — 1.82%
Republic of Turkey,
14.000%, due 01/19/11	TRY	3,120,000	1,777,378
15.000%, due 02/10/10		2,180,000	1,293,177

			3,070,555

Total non US-government obligations
(cost $58,207,299)			45,176,571

Sovereign/supranational bonds — 2.10%
European Investment Bank,
5.375%, due 10/15/12	EUR	1,600,000	$2,205,372
5.625%, due 10/15/10		1,000,000	1,339,135

Total sovereign/supranational bonds
(cost $3,849,131)			3,544,507

Credit-linked notes — 0.55%
Russia — 0.55%
ING Bank N.V., 7.790%, due 02/16/11,
(linked to Russian Agricultural Bank OJSC,
7.850%. due 02/16/11)
(cost — $1,399,336)	RUB	39,300,000	919,172

Total bonds
(cost $178,412,298)			142,096,183

Preferred stock — 0.00%(8)
United states — 0.00%(8)
Preferred Blocker, Inc.,
7.000%, due 12/31/11(3),(5),(7)
(cost $23,808)		22	3,757

	Units

Short-term investment — 13.62%
Other — 13.62%
UBS Supplementary Trust — U.S. Cash Management Prime Fund,
1.212%(9),(10),(11)
(cost $23,003,564)		23,003,564	23,003,564

	Number of
	contracts

Options Purchased — 0.03%
Call Options — 0.03%
2 Year US Treasury Futures, strike @ USD 108.25, expires March 2009*
(cost $31,478)		100	46,875

Total investments(12) — 97.75%
(cost $201,471,148)			165,150,379
Cash and other assets, less liabilities — 2.25%			3,805,438

Net assets — 100.00%			$168,955,817

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was the same for book purposes, was $201,471,148; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,814,990
Gross unrealized depreciation	(39,135,759)

Net unrealized depreciation	$(36,320,769)

*	Non-income producing security.
†	As of September 29, 2008, the Fund is no longer accruing income on this security.
††	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)	Security is illiquid. At February 28, 2009, the value of these securities amounted to $19,543,469 or 11.57% of net assets.
(2)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At February 28, 2009, the value of these securities amounted to $9,488,206 or 5.62% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, the value of these securities amounted to $10,745,908 or 6.36% of net assets.
(4)	Floating rate security — The interest rates shown are the current rates as of February 28, 2009.
(5)	Perpetual bond security. The maturity date reflects the next call date.
(6)	Security is in default.
(7)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of February 28, 2009. Maturity date disclosed is the ultimate maturity date.
(8)	Amount represents less than 0.005% of net assets.
(9)	The table below details the Fund’s investments in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Income
earned from
		Purchases	Sales during		affiliate for
		during the	the three		the three
		three months	months		months
	Value	ended	ended	Value	ended
Security description	11/30/08	02/28/09	02/28/09	02/28/09	02/28/09

UBS Supplementary Trust—U.S. Cash
Management Prime Fund	$14,250,718	$39,185,844	$30,432,998	$23,003,564	$63,049

(10)	Investment in affiliated mutual fund.
(11)	The rate shown reflects the yield at February 28, 2009.
(12)	The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc., the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Foreign currency exchange rates are generally determined as of the close of the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

The Fund adopted Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical investments.
Level 2 - Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3 - Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments. The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of February 28, 2009, which may result in movement between level 1 and level 2.

	Measurements at 02/28/09

	Quoted prices in
	active markets for	Significant other	Unobservable
	identical investments	observable inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Investments, at value	-	$136,071,829	$29,031,675	$165,103,504
Other financial instruments(1)	(26,450)	(1,827,591)	-	(1,854,041)

Total	$(26,450)	$134,244,238	$29,031,675	$163,249,463

(1)     Other financial instruments may include open futures contracts, swap contracts, written options and forward foreign currency contracts.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Measurements using
	unobservable inputs (Level 3)

	Investments, at value	Other financial instruments	Total

Assets
Beginning balance	$25,712,929	$0	$25,712,929
Total gains or losses (realized/unrealized) included in earnings	(4,155,574)	0	(4,155,574)
Purchases, sales, issuances, and settlements (net)	0	0	0
Transfers in and/or out of Level 3	7,474,320	0	7,474,320

Ending balance	$29,031,675	$0	$29,031,675

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 02/28/09.(a)	$(4,461,698)	$0	$(4,461,698)

(a) Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized losses of $262,208 related to transferred assets, presented at their end of period values.

CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
OJSC	Open Joint Stock Company
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
DOP	Dominican Peso
EUR	Euro
HUF	Hungarian Forint
MYR	Malaysian Ringgit
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar

Forward foreign currency contracts
Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of February 28, 2009:

					Unrealized
	Contracts to			Maturity	appreciation/
	deliver	In exchange for		dates	(depreciation)

Australian Dollar	15,940,000	USD	10,101,273	03/02/09	$(91,560)
Australian Dollar	12,570,267	USD	8,183,244	03/02/09	145,187
Brazilian Real	20,600,000	USD	8,803,419	03/04/09	192,329
Brazilian Real	12,100,000	USD	4,997,522	06/04/09	76,259
Canadian Dollar	6,580,000	JPY	472,444,000	03/02/09	(331,280)
Canadian Dollar	27,401,502	USD	22,485,000	03/02/09	946,326
Canadian Dollar	19,090,000	USD	15,379,038	09/02/09	349,119
Chilean Peso	2,100,000,000	USD	3,381,643	03/04/09	(136,681)
Chilean Peso	2,100,000,000	USD	3,509,652	06/04/09	19,149
Czech Koruna	28,500,000	EUR	1,106,366	03/04/09	117,739
Czech Koruna	28,500,000	EUR	1,007,352	06/04/09	(5,212)
Euro	3,895,000	AUD	7,765,267	03/02/09	27,613
Euro	1,010,459	CZK	28,500,000	03/04/09	3,847
Euro	1,950,000	GBP	1,840,488	03/02/09	162,730
Euro	3,130,000	JPY	367,305,500	03/02/09	(204,489)
Euro	1,100,000	NOK	10,080,400	03/02/09	39,754
Euro	6,025,780	SEK	65,822,208	03/02/09	(331,207)
Euro	4,720,000	USD	5,966,481	03/02/09	(17,298)
Euro	16,245,000	USD	22,085,145	03/02/09	1,490,547
Euro	2,830,000	USD	3,635,560	09/02/09	47,468
Great Britain Pound	3,393,361	SEK	40,942,257	03/02/09	(312,281)
Great Britain Pound	4,085,000	USD	6,188,307	03/02/09	340,221
Great Britain Pound	2,670,000	USD	3,878,909	09/02/09	56,475
Japanese Yen	293,142,800	CHF	3,845,000	03/02/09	283,080
Japanese Yen	721,314,090	EUR	6,255,000	03/02/09	538,884
Japanese Yen	901,635,078	NOK	70,460,000	03/02/09	786,789
Japanese Yen	360,800,000	SEK	33,037,268	03/02/09	(28,915)
Japanese Yen	1,848,661,012	USD	19,732,169	03/02/09	790,000
Malaysian Ringgit	71,200,000	USD	19,336,867	03/04/09	133,190
Malaysian Ringgit	43,200,000	USD	11,648,915	06/04/09	6,560
Mexican Peso	49,500,000	USD	3,425,013	03/04/09	175,599
Mexican Peso	49,500,000	USD	3,213,764	06/04/09	25,145
New Turkish Lira	4,700,000	USD	2,891,596	03/04/09	127,917
Norwegian Krone	9,380,000	EUR	1,084,030	03/02/09	39,655
Norwegian Krone	68,625,088	JPY	913,976,480	03/02/09	(399,255)
Norwegian Krone	131,740,024	USD	19,415,986	03/02/09	671,496
Norwegian Krone	7,030,000	USD	996,386	03/02/09	(3,870)
South African Rand	800,000	USD	79,162	03/04/09	15
South African Rand	35,000,000	USD	3,386,059	03/04/09	(76,643)
South African Rand	35,000,000	USD	3,439,634	06/04/09	46,078
Swedish Krona	32,029,828	JPY	360,800,000	03/02/09	140,767
Swedish Krona	294,921,904	USD	36,036,363	03/02/09	3,292,367
Swiss Franc	7,230,000	JPY	613,827,000	03/02/09	109,254
Swiss Franc	18,855,000	NOK	111,824,712	03/02/09	(206,590)
Swiss Franc	6,097,974	SEK	42,900,000	03/02/09	(449,597)
Swiss Franc	21,440,000	USD	18,588,924	09/02/09	170,255
Ukrainian Hyrvnia	2,070,000	USD	366,372	05/18/09	150,034
United States Dollar	4,197,948	ARS	15,323,500	11/16/09	(816,650)
United States Dollar	13,837,758	AUD	20,745,000	03/02/09	(572,368)
United States Dollar	9,670,977	AUD	15,015,000	09/02/09	(165,431)
United States Dollar	3,281,853	BRL	8,500,000	03/04/09	271,266
United States Dollar	5,148,936	BRL	12,100,000	03/04/09	(90,966)
United States Dollar	27,392,033	CAD	33,981,502	03/02/09	(681,215)
United States Dollar	5,005,000	CAD	6,349,028	09/02/09	(6,290)
United States Dollar	221,815	CHF	270,000	03/02/09	8,984
United States Dollar	24,679,019	CHF	28,067,974	03/02/09	(686,222)
United States Dollar	3,519,062	CLP	2,100,000,000	03/04/09	(738)
United States Dollar	39,872,005	EUR	29,726,751	03/02/09	(2,185,917)
United States Dollar	8,324,602	GBP	5,637,873	03/02/09	(253,423)
United States Dollar	14,790,440	JPY	1,397,200,000	03/02/09	(474,132)
United States Dollar	17,392,789	JPY	1,630,400,000	09/02/09	(602,282)
United States Dollar	941,849	JPY	91,900,000	09/02/09	4,573
United States Dollar	3,278,689	MXN	49,500,000	03/04/09	(29,275)
United States Dollar	19,513,183	MYR	71,200,000	03/04/09	(309,506)
United States Dollar	2,467,962	NOK	17,630,000	03/02/09	40,503
United States Dollar	973,578	NOK	6,780,000	03/02/09	(8,893)
United States Dollar	18,459,597	NOK	125,780,000	09/02/09	(641,806)
United States Dollar	17,644,061	SEK	144,250,000	03/02/09	(1,628,562)
United States Dollar	8,441,738	THB	305,000,000	06/04/09	(144,844)
United States Dollar	2,871,106	TRY	4,700,000	03/04/09	(107,427)
United States Dollar	372,973	UAH	2,070,000	05/18/09	(156,635)
United States Dollar	75,815	ZAR	800,000	03/04/09	3,332
United States Dollar	3,517,588	ZAR	35,000,000	03/04/09	(54,885)

Net unrealized depreciation on forward foreign currency contracts					$(381,839)

Currency type abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
UAH	Ukranian Hryvnia
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Strategic Global Income Fund, Inc. had the following open futures contracts as of February 28, 2009:

	Expiration	Cost/		Unrealized
	dates	(proceeds)	Value	depreciation

US treasury futures buy contracts:
10 Year US Treasury Notes, 40 contracts (USD)	March 2009	$4,943,493	$4,868,125	$(75,368)
10 Year US Treasury Notes, 191 contracts (USD)	June 2009	22,926,223	22,925,969	(254)
US treasury futures sell contracts:
5 Year US Treasury Notes, 320 contracts (USD)	June 2009	(37,244,412)	(37,307,500)	(63,088)

Net unrealized depreciation on futures contracts				$(138,710)

Currency type abbreviations:
USD	United States Dollar

Options written
Strategic Global Income Fund, Inc. had the following open options written as of February 28, 2009:

	Expiration	Premiums
	dates	received	Value

Put options
3 Month LIBOR Option, 533 contracts, strike @ GBP 97.50	March 2010	$264,738	$300,448
90 Day Euro-Dollar Interest Rate Futures, 365 contracts, strike @ USD 96.50	June 2009	141,698	9,125

Total options written		$406,436	$309,573

Currency type abbreviations:
GBP	Great Britain Pound
USD	United States Dollar

Industry diversification
As a percentage of net assets as of February 28, 2009 (unaudited)

Bonds
Corporate bonds
Beverages	0.57%
Commercial banks	8.09
Diversified financial services	5.94
Diversified telecommunication services	0.38
Electric utilities	1.29
Household durables	0.76
Oil, gas & consumable fuels	0.25
Pharmaceuticals	0.95
Pipelines	0.46
Real estate investment trusts (REITs)	6.80
Software	0.24
Telecommunications	0.86
Tobacco	0.24
Wireless telecommunication services	0.37

Total corporate bonds	27.20
Asset-backed securities	5.06
Collateralized debt obligations	4.77
Commercial mortgage-backed securities	2.04
Mortgage & agency debt securities	4.93
US government obligations	10.71
Non US-government obligations	26.74
Sovereign/supranational bonds	2.10
Credit-linked notes	0.55

Total bonds	84.10
Preferred stock	0.00 (1)
Short-term investment	13.62
Options purchased	0.03

Total investments	97.75
Cash and other assets, less liabilities	2.25

Net assets	100.00%

(1) Amount represents less than 0.005%.

1) Swap agreements
The Fund may engage in swap agreements, including but not limited to interest rate, currency, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of February 28, 2009 for which the Fund is the seller of protection is disclosed under the section “Credit default swaps on corporate and sovereign issues - sell protection”. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, by the Fund for the same referenced entity or entities.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At February 28, 2009, the Fund had outstanding interest rate swap agreements with the following terms:

						Payments
			Termination	Payments made		received by the
Counterparty	Notional amount		dates	by the Fund		Fund		Value

Citigroup Global Markets Limited	USD	13,100,000	02/28/13	1.2613	%(1)	3.4750	%(2)	$527,550
Citigroup Global Markets Limited	USD	13,900,000	05/31/13	1.2563	(1)	2.3388	(2)	(80,763)
Citigroup Global Markets Limited	USD	8,000,000	08/15/16	4.3400	(2)	1.2375	(1)	(676,562)
Citigroup Global Markets Limited	USD	42,400,000	11/24/18	0.4725	(3)	1.2488	(1)	195,566
Deutsche Bank AG	GBP	14,600,000	12/15/11	—	(4)	4.1950	(2)	631,078
Deutsche Bank AG	AUD	34,700,000	01/15/12	—	(5)	3.9350	(2)	16,348
Deutsche Bank AG	USD	13,900,000	05/31/13	1.2563	(1)	2.2580	(2)	(126,333)
Deutsche Bank AG	EUR	4,000,000	01/08/19	2.8820	(6)	3.8900	(2)	174,119
Deutsche Bank AG	AUD	4,400,000	01/20/19	3.4567	(7)	4.2700	(2)	(135,292)
Deutsche Bank AG	GBP	3,300,000	12/15/19	4.6425	(2)	—	(4)	(208,687)
Deutsche Bank AG	AUD	8,500,000	01/15/20	4.4550	(2)	—	(8)	275,872
Deutsche Bank AG	EUR	1,800,000	01/08/39	3.7770	(2)	2.8820	(6)	(106,094)
Deutsche Bank AG	AUD	2,300,000	01/20/39	3.1000	(2)	3.4567	(7)	296,111
Goldman Sachs International	USD	84,700,000	11/24/09	1.2488	(1)	0.4725	(3)	(160,085)
JPMorgan Chase Bank	USD	124,100,000	01/09/10	1.3975	(1)	0.4475	(3)	(256,009)
JPMorgan Chase Bank	USD	42,300,000	11/24/18	0.4725	(3)	1.2488	(1)	176,835
JPMorgan Chase Bank	USD	124,100,000	01/09/19	0.4475	(3)	1.3975	(1)	704,326
Merrill Lynch International	USD	15,430,000	08/15/16	4.3300	(2)	1.2344	(1)	(1,297,219)

								$(49,239)

(1)	Rate based on 3 month LIBOR (USD BBA).
(2)	Payments made or received are based on the notional amount.
(3)	Rate based on 1 month LIBOR (USD BBA).
(4)	Rate based on 6 month LIBOR (GBP BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of February 28, 2009.
(5)	Rate based on 3 month BBSW. This is a forward starting trade and, as such, a floating rate has not been assigned as of February 28, 2009.
(6)	Rate based on month EURIBOR (USD BBA).
(7)	Rate based on 6 month BBSW.
(8)	Rate based on 6 month BBSW. This is a forward starting trade and, as such, a floating rate has not been assigned as of February 28, 2009.

BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate

Currency type abbreviations:
AUD	Australian Dollar
EUR	Euro
GBP	Great Britain Pound
USD	United States Dollar

At February 28, 2009, the Fund had outstanding credit default swap agreements with the following terms:

Credit default swaps on corporate and sovereign issues - buy protection(1)

Upfront
					Payments	payments
			Termination	Payments made	received by	made
Counterparty	Notional amount		date	by the Fund	the Fund	(received)	Value

Deutsche Bank AG	USD	4,000,000	03/20/14	5.6000%(2)	—(3)	$—	$101,638

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Payments made are based on the notional amount.
(3)	Payment of notional amount from the counterparty will be received upon the occurrence of a credit event with respect to the Republic of Indonesia 6.750% bond, due 03/10/14.

Credit default swaps on corporate and sovereign issues - sell protection(1)

Upfront
					Payments	payments
			Termination	Payments made	received by the	made		Credit
Counterparty	Notional amount		date	by the Fund	Fund	(received)	Value	spread (2)

Credit Suisse International	USD	4,000,000	05/20/12	—(3)	3.3000%(4)	$—	$(1,498,151)	21.156%

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(3)	Payment of notional amount to the counterparty will be made upon the occurrence of a credit event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.
(4)	Payments received are based on the notional amount.

Currency type abbreviations:
USD	United States Dollar

2) Option writing
The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the three months ended February 28, 2009 for the Fund was as follows:

		Amount of
	Number of	premiums
	contracts	received

Options outstanding at November 30, 2008	365	$141,698
Options written	941	270,356
Options terminated in closing purchase transactions	(408)	(5,618)
Options expired prior to exercise	-	-

Options outstanding at February 28, 2009	898	$406,436

3) Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. JPMorgan Chase Bank N.A. is the lending agent. For the three months ended February 28, 2009, JPMorgan Chase Bank N.A. did not earn any compensation as the Fund’s lending agent. At February 28, 2009, the Fund did not owe JPMorgan Chase Bank N.A. any compensation as the Fund’s lending agent. At February 28, 2009, there were no securities on loan and no related collateral outstanding.

For more information regarding the Fund’s other significant accounting policies, please refer to the Fund’s annual report to shareholders dated November 30, 2008.

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act is attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 29, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 29, 2009